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                                                                   Exhibit 10.60

                                   AMENDMENT
                                      TO
                     ACE LIMITED EMPLOYEE RETIREMENT PLAN
                     ------------------------------------


     WHEREAS, ACE Limited (the "Company") maintains the ACE Limited Employee Retirement Plan (the "Plan"); and

     WHEREAS, the Company wishes to amend the Plan in order to equalize benefits provided to employees.

     NOW THEREFORE, by virtue and in exercise of the amending power reserved to the Company under the Plan and delegated to the undersigned officer of the Company, the Plan shall be, and hereby is, amended effective as of January 1, 2000 by substituting the following for the first sentence of Section 2.1 of the
Plan:

     "Subject to Section 4.2, the Company shall make a contribution for each Plan Year in an amount equal to fifteen percent (15%) of the Compensation of each Participant who is actively employed by the Company anytime during the Plan Year; provided, however, that the contribution by the Company to the Plan on behalf of a Participant under this Section 2.1 shall be reduced by the amount of the contribution made by the Company on behalf of such Participant with respect to such Compensation to any retirement plan maintained by the Company to comply with the requirements of the Bermuda National Pension Scheme (Occupational Pensions) Act 1998; as amended, any successor thereto, or any other relevant Bermuda pension legislation; and provided further, that such reduction under this Section 2.1 shall be limited to the extent necessary to comply with the requirements of Code section 401(a)(4)."


     IN WITNESS WHEREOF, ACE Limited has caused this amendment to be signed by its duly authorized officer this 27th day of December, 2000.


                              ACE Limited


                              By:_____________________
                                     Keith White
                                     Chief Administration Officer